6
           U.S. SECURITIES AND EXCHANGE
                   COMMISSION Washington,
                   D.C. 20549

                         FORM 24F-2
              Annual Notice of Securities
                   Sold Pursuant to Rule
                   24f2




1. Name and address of issuer:
   Smith Barney World Funds, Inc.
   388 Greenwich Street
   New York, N.Y.  10013

2. Name of each series or class of funds for which this notice is filed:
   European Portfolio-Class A, B & C shares
   Pacific Portfolio-Class A, B & C shares
International  Balanced  Portfolio-Class  A,  B,  C  &
   Y shares
International  Equity Portfolio-Class A,  B,  C,  Y  &
   Z shares
Global  Government  Bond Portfolio-Class  A,  B,  C  &
   Y shares
   Emerging Markets Portfolio-Class A, B & C shares


3. Investment Company Act File Number:
   811-6290
   Securities Act File Number:
   33-39564

4. Last day of fiscal year for which this notice is filed: October 31, 1996


5. Check  box  if this notice is being filed more  than
   180 days  after  the  close of the issuer's fiscal
   year  for purposes of reporting securities sold
   after the close  of the  fiscal  year but before
   termination of the  issuer's 24f-2 declaration:
   N/A
   [   ]


6. Date of termination of issuer's declaration under rule 24f-2(a)(1), if applicable (see Instruction
   A.6):

   N/A


7. Number and amount of securities of the same class or series which had been registered under the
Securities Act  of 1933 other than pursuant to rule
24f2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:

   0  SHARES                            $0

8. Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:

   202,925 SHARES
$869.91
9. Number  and  aggregate  sale  price  of
   securities sold during the fiscal year:
  62,978,874 SHARES
$1,091,012,070


10 Number  and  aggregate  sale  price  of
securities sold .      during  the  fiscal  year in
reliance  upon
registration
   pursuant to rule 24f-2:
   European Portfolio
   2,260,819
SHARES
   $35,932,358

   Emerging Markets Portfolio
   1,053,732
SHARES
   $20,133,650

   Global Government Bond Portfolio
   2,391,260
SHARES
   $24,948,998

   International Equity Portfolio
   57,712,844
SHARES
   $956,756,721

   International Balanced Portfolio
   1,742,459
SHARES
   $23,382,817

   Pacific Portfolio
   2,614,835
SHARES
   $27,337,687


11 Number and aggregate sale price of securities issued . during the fiscal year in connection with dividend reinvestment plans, if applicable (see Instruction
B.7):

   INCLUDED IN ITEM 9

12 Calculation of registration fee for European
Portfolio: a. (i)      Aggregate  sale price of
securities  sold
during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item
10):
      $ 35,932,358

   (ii)    Aggregate  price of shares issued  in
connection
      with dividend
              reinvestment   plans   (from   Item
      11, if applicable):
      + 0

      (iii)   Aggregate price of shares redeemed or
                      repurchased
   during the fiscal
                    year          (if
   applicable): - 35,932,358
      (iv)   Aggregate price of shares redeemed or
                       repurchased
   and
           previously applied as a reduction to
   filing fees pursuant
              to     rule     24e-2     (if
applicable):
   +_0_____________________

   (v)   Net  aggregate price of securities sold and
issued
   during
          the  fiscal  year in reliance on rule 24f-2
   [line (i), plus line
           (ii),  less  line  (iii),  plus  line
   (iv)] (if applicable):
      0

   (vi)   Multiplier  prescribed by Section  6  (b)
of
the
   Securities
       Act of 1933 or other applicable law or
   regulation (see
                           Instruction
   C.6): x_1/2900_________________
 (vii)  Fee due [line (i) or line (v) multiplied  by
   line (vi)]:
   __0
   _____________


12 Calculation  of  registration fee  for  Emerging
Markets b. Portfolio:
   (i)     Aggregate  sale price of securities  sold
during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item
10):
      $_20,133,650___________

   (ii)    Aggregate  price of shares issued  in
connection
      with dividend
              reinvestment   plans   (from   Item
      11, if applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or
repurchased
   during the fiscal
                    year          (if
   applicable): -__11,666,068____________

   (iv)   Aggregate price of shares redeemed or
repurchased
   and
           previously applied as a reduction to
   filing fees pursuant
              to     rule     24e-2     (if
applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued
   during
          the  fiscal  year in reliance on rule 24f-
   2 [line (i), plus line
           (ii),  less  line  (iii),  plus  line
   (iv)] (if applicable):
   __8,472,582___________

   (vi) Multiplier prescribed by Section 6 (b) of the
   Securities
           Act of 1933 or other applicable law or
   regulation (see
                           Instruction
   C.6): x_1/2900_________________

(vii)  Fee due [line (i) or line (v) multiplied  by
   line (vi)]:
   __2,921.58
   _____________


12 Calculation  of  registration fee for  Global
Government c. Bond Portfolio:
   (i)     Aggregate  sale price of securities
sold
during
      the fiscal year
         in   reliance  on  rule  24f-2  (from
Item
10):
      $_24,948,998___________

   (ii)    Aggregate  price of shares issued  in
connection
      with dividend
              reinvestment   plans   (from   Item
      11, if applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or
repurchased
   during the fiscal
                     year          (if
   applicable): -__24,948,998____________

   (iv)   Aggregate price of shares redeemed or
repurchased
   and
           previously applied as a reduction to
   filing fees pursuant
              to     rule     24e-2     (if
applicable):
   +_0_____________________

   (v)   Net  aggregate price of securities sold
and
issued
   during
          the  fiscal  year in reliance on rule 24f-
   2 [line (i), plus line
           (ii),  less  line  (iii),  plus  line
   (iv)] (if applicable):
   __0                ___________

   (vi) Multiplier prescribed by Section 6 (b) of the
   Securities
           Act of 1933 or other applicable law or
   regulation (see
                           Instruction
   C.6): x_1/2900_________________

(vii)  Fee due [line (i) or line (v) multiplied  by
   line (vi)]:
   __0
   _____________


12 Calculation of registration fee for
International Equity d. Portfolio:
   (i)     Aggregate  sale price of securities
sold
during
      the fiscal year
         in   reliance  on  rule  24f-2  (from
Item
10):
      $_956,756,721___________

   (ii)    Aggregate  price of shares issued  in
connection
      with dividend
              reinvestment   plans   (from   Item
      11, if applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or
repurchased
   during the fiscal
                     year          (if
   applicable): -__823,699,9520_________

   (iv)   Aggregate price of shares redeemed or
repurchased
   and
           previously applied as a reduction to
filing fees
   pursuant
              to     rule     24e-2     (if
applicable):
   +_0_____________________

   (v)   Net  aggregate price of securities sold
and
issued
   during
          the  fiscal  year in reliance on rule 24f-
   2 [line (i), plus line
           (ii),  less  line  (iii),  plus  line
   (iv)] (if applicable):
   __133,056,769___________

   (vi)   Multiplier  prescribed by Section  6
(b)
of
the
   Securities
           Act of 1933 or other applicable law or
   regulation (see
                           Instruction
   C.6): x_1/2900_________________

  (vii)  Fee due [line (i) or line (v) multiplied
                        by
   line (vi)]:
   __45,881.64
   _____________

12 Calculation   of   registration  fee  for
International e. Balanced Portfolio:
   (i)     Aggregate  sale price of securities  sold
during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item
10):
      $_23,379,917___________

   (ii)    Aggregate  price of shares issued  in
connection
      with dividend
              reinvestment   plans   (from   Item
      11, if applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or
repurchased
   during the fiscal
                   year          (if
   applicable): -__6,997,464____________

   (iv)   Aggregate price of shares redeemed or
repurchased
   and
           previously applied as a reduction to
   filing fees pursuant
              to     rule     24e-2     (if
applicable):
   +_0      ________________

   (v) Net aggregate price of securities sold and issued
   during
          the  fiscal  year in reliance on rule 24f-2
   [line (i), plus line
           (ii),  less  line  (iii),  plus  line
   (iv)] (if applicable):
   _16,382,453___________

   (vi) Multiplier prescribed by Section 6 (b) of the
   Securities
           Act of 1933 or other applicable law or
   regulation (see
                           Instruction
   C.6): x_1/2900_________________

 (vii)  Fee due [line (i) or line (v) multiplied  by
   line (vi)]:
   __5,649.12
   _____________
12 Calculation of registration fee for Pacific
Portfolio: f. (i)             Aggregate  sale price
of
securities  sold
during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item
10):
      $_27,337,687___________

   (ii)    Aggregate  price of shares issued  in
connection
      with dividend
              reinvestment   plans   (from   Item
      11, if applicable):
      +_0____________________
   (iii)   Aggregate price of shares redeemed or
repurchased
   during the fiscal
                    year          (if
   applicable): -__25,526,221____________
   (iv)   Aggregate price of shares redeemed or
repurchased
   and
           previously applied as a reduction to filing
   fees pursuant
              to     rule     24e-2     (if
applicable):
   +_0_____________________

    (v) Net aggregate price of securities sold and issued
   during
          the  fiscal  year in reliance on rule 24f-2
   [line (i), plus line
           (ii),  less  line  (iii),  plus  line
   (iv)] (if applicable):
   _1,811,466  ___________

   (vi)   Multiplier  prescribed by Section  6  (b)
of
the
   Securities
        Act of 1933 or other applicable law or
   regulation (see
                           Instruction
   C.6): x_1/2900_________________
  (vii)  Fee due [line (i) or line (v) multiplied  by
   line (vi)]:
   _624.64
   _____________




In Issuers should complete lines (ii), (iii), (iv), and (v) st only if the form is being filed within 60 days after the ru close of the issuer's fiscal year.
See Instruction C.3. ct
io
n:

13 Check  box if fees are being remitted to the
Commission's .       lockbox  depository as described
in
section  3a  of  the
 Commission's  Rules of Informal and Other Procedures
   (17 CFR 202.3a).

   [ x ]

  Date  of mailing or wire transfer of filing fees  to
                           the
   Commission's lockbox depository:
   12/26/96

                      SIGNATURES
This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

By            (Signature           and
Title)*

Irving P. David - Controller
Date    12/26/96
    *Please print the name and title of the
                        signing officer


below the signature.